SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                December 15, 1997
                Date of Report (Date of Earliest Event Reported)


 Headlands Mortgage Securities Inc. (as Sponsor of the Headlands Home Equity Loan Trust 1997-1 Revolving Home Equity Loan Asset-Backed Notes, Series 1997-1)


                       HEADLANDS MORTGAGE SECURITIES INC.
             (Exact Name of Registrant as Specified in Its Charter)



          Delaware                  333-28031-1               68-0397342
(State or Other Jurisdiction  (Commission File Number)    (I.R.S. Employer
    of Incorporation)                                    Identification No.)

           700 Larkspur Landing Circle, Suite 240, Larkspur, CA 94939
                    (Address of Principal Executive Offices)



                                 (415) 461-6790
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.           OTHER EVENTS

                  Headlands Mortgage Securities Inc. (the "Company") has previously registered the offer and sale of the Headlands
                  Home Equity Loan Trust 1997-1 Revolving Home Equity Loan Asset-Backed Notes Series, 1997-1 (the "Series 1997-1 Notes").

                  The following exhibit which relates specifically to the Series 1997-1 Notes is included with this Current Report:

Item 7(c).        Exhibits

                  10.1 Monthly Payment Date Statement distributed to holders of Series 1997-1 Notes dated December 15, 1997.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    December 26, 1997



                                  HEADLANDS MORTGAGE
                                  SECURITIES INC.



                                  By:   /s/ Gilbert J. MacQuarrie
                                       Gilbert J. MacQuarrie
                                       Vice President, Treasurer and Secretary
                                       (Principal Financial Officer and
                                       and Principal Accounting Officer)




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                                  EXHIBIT INDEX


Exhibit Number                                                   Page Number

10.1 Monthly Payment Date Statement distributed to holders
     of Series 1997-1 Notes dated December 15, 1997...................5






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